SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 11, 2010

BIOPHARM ASIA, INC.
-----------------------------
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25487	88-0409159
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Agriculture Development Park Daquan Village, Tonghua County, Jilin Province, P.R. China (Address of principal executive offices)	134115 (Zip Code)

011-86-435-5211803
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Resignation of Principal Accountant

1.   By letter dated February 11, 2010, Sherb & Co., LLP advised BioPharm Asia, Inc. (the “Company”) of its resignation as independent registered public accounting firm for the Company.  Sherb & Co., LLP was appointed as the independent registered public accounting firm for the Company on June 30, 2009 following the dismissal of Moore & Associates Chartered.

2.    On May 7, 2009, the Company acquired China Northern Pharmacy Holding Group Limited (“CNPH”) pursuant to an Agreement and Plan of Merger dated April 30, 2009 in a reverse merger transaction previously reported in the Company’s Current Report on Form 8-K filed on May 8, 2009.  Since prior to the merger the Company was a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as, amended), CNPH is considered the predecessor of the Company and the historical financial statements of CNPH are considered those of the Company. Sherb & Co., LLP issued an audit report on the consolidated financial statements of CNPH as at and for the years ended December 31, 2008 and 2007, which did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

3.    The resignation of Sherb & Co., LLP was accepted and approved by the Board of Directors of the Company on February 21, 2010.

4.    In connection with the audit of the consolidated financial statements of CNPH as at and for the years ended December 31, 2008 and 2007 and through the date of this Current Report: (i) there were no disagreements between the Company and Sherb & Co., LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused Sherb & Co., LLP  to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such year or during the interim period through the date of this Report, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5.    The Company has provided Sherb & Co., LLP a copy of the disclosures in this Form 8-K and has requested that Sherb & Co., LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Sherb & Co., LLP agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Sherb & Co., LLP in response to that request has been filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Principal Accountant

1.    On February 21, 2010, the Company engaged Davis Accounting Group, P.C. as its registered independent public accountants for the fiscal year ending December 31, 2009. The decision to engage Davis Accounting Group, P.C. was approved by the Board of Directors of the Company on February 21, 2010.

2.  During the Company's two most recent fiscal years ended December 31, 2009 and 2008 and through the date of this Current Report, the Company did not consult with Davis Accounting Group, P.C. on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Davis Accounting Group, P.C. did not provide either a written report or oral advice to the Company that Davis Accounting Group, P.C. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of  Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

16.1	Letter from Sherb & Co., LLC to the Commission

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2010

                                                                           BIOPHARM ASIA, INC.

                                                                           By:   /s/ Yunlu Yin
                                                                                     Yunlu Yin
                                                                           President and Chief Executive Officer